FVF-VULSTIK

                       SUPPLEMENT DATED September 30, 1997
                              TO THE PROSPECTUS OF
                            FRANKLIN VALUEMARK FUNDS
                                Dated May 1, 1997
                            Supplemented June 1, 1997

The discussions under "Portfolio Operations- High Income Fund" is amended by replacing it with the following text:

 High Income Fund
 Jeff Holbrook
 Chris Molumphy
 R. Martin Wiskemann

The "Biographical Information" is amended by the addition of the following text:

 Jeff Holbrook
 Portfolio Manager
 Franklin Advisers, Inc.

 Mr. Holbrook is a Chartered Financial Analyst and holds a Master of Business Administration degree in Finance from University of Chicago and a Bachelor of Science degree from Brigham Young University. Mr. Holbrook joined the Franklin Templeton Group in July 1992. Mr. Holbrook is a member of several securities industry-related associations. He has managed the High Income Fund since September 1997.